FINANCIAL EXPENSE (INCOME), NET	12 Months Ended
Dec. 31, 2022
Financial Expense Income Net
FINANCIAL EXPENSE (INCOME), NET

NOTE 14 - FINANCIAL EXPENSE (INCOME), NET

	Year ended December 31,
	2022	2021	2020
	USD in thousands
Reevaluation of securities, net	2,208	10	(85)
Bank interest income	(189)	(887)	—
Exchange rate differences	2,194	(14)	—
Other	8	(18)	(94)
	4,221	(909)	(179)